POWER OF ATTORNEY

     The undersigned, Richard Irvine, hereby constitutes and appoints James P. Jimirro or Cora M. Victoriano. as the undersigned's true and lawful attorney-in-fact and agent, from the date hereof until such authority is terminated by me in writing, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any Form 3 - Initial Statement of Beneficial Ownership of Securities, Form 4 - Statement of Changes in Beneficial Ownership of Securities, Form 5 - Annual Statement of Changes in Beneficial Ownership, or Form ID - Uniform Application For Access Codes to File on Edgar, required to be filed by the undersigned with respect to the undersigned's beneficial ownership of securities of National Lampoon, Inc. (the "Company"), and to file the same, with all exhibits thereto, with the Securities and Exchange Commission and any national stock market on which the Company's securities are listed, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or a substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Executed as of this 14th day of May, 2004.



/s/ Richard Irvine
--------------------------------
Richard Irvine



STATE OF NEVADA )
                ) SS:
COUNTY OF CLARK )



     Before me, the undersigned Notary Public in and for said State and County, personally appeared Richard Irvine, and acknowledged to me to be the person who executed the foregoing Power of Attorney as his/her act and deed, this 14th day of May, 2004.


                                        /s/ Marina C. McPherson
                                        ----------------------------------------
                                        Notary Public


                                        Marina C. McPherson
                                        ----------------------------------------
                                        Printed Name


                                        Clark
                                        ----------------------------------------
                                        County of Residence

My Commission Expires: October 5, 2004